As filed with the Securities and Exchange Commission on September 9, 2005.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               IVANHOE MINES LTD.
             (Exact name of registrant as specified in its charter)

             YUKON, CANADA                              NOT APPLICABLE
    (State or other jurisdiction of            (IRS Employer Identification No.)
    incorporation or organization)
                       ___________________________________

      SUITE 654, 999 CANADA PLACE
   VANCOUVER, BRITISH COLUMBIA, CANADA                             V6C 3E1
 (Address of principal executive offices)                         (Zip Code)


                 Employees' and Directors' Equity Incentive Plan
                            (Full title of the plan)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                     (Name and address of agent for service)


                                 (212) 894-8700
          (Telephone number, including area code, of agent for service)
                              ____________________

                                    COPIES TO:
      Beverly Bartlett                Paul L. Goldman                         Andrew J. Foley
     Ivanhoe Mines Ltd.                   Goodmans                            Edwin S. Maynard
Suite 654, 999 Canada Place    355 Burrard Street, Suite 1900   Paul, Weiss, Rifkind, Wharton & Garrison LLP
Vancouver, British Columbia     Vancouver, British Columbia              1285 Avenue of the Americas
       Canada V6C 2G8                   Canada V6C 2G8                  New York, New York 10019-6064

                                    CALCULATION OF REGISTRATION FEE
============================================================================================================
                                                   PROPOSED MAXIMUM   PROPOSED MAXIMUM
           TITLE OF               AMOUNT TO BE      OFFERING PRICE   AGGREGATE OFFERING      AMOUNT OF
 SECURITIES TO BE REGISTERED    REGISTERED(1)(2)      PER SHARE(3)          PRICE        REGISTRATION FEE(4)
------------------------------------------------------------------------------------------------------------
 Common Shares, no par value    9,000,000 shares         $7.57           $68,130,000         $8,018.90
------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall, in accordance with Rule 416 under the Securities Act of 1933, as amended, be deemed to cover such additional shares as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(2) Represents the maximum number of additional shares which may be issued under the Employees' and Directors' Equity Incentive Plan.

(3) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Common Shares as reported on the New York Stock Exchange on September 2, 2005, a date within five business days of the filing of this Registration Statement.
(4) Registration fees were previously paid for the registration of 20,000,000 shares (Registration No. 331-113048) under the Employees' and Directors' Equity Incentive Plan. The fee being paid herewith pertains to an aggregate of 9,000,000 common shares issuable under the Employees' and Directors Equity Incentive Plan.


             STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF
                             ADDITIONAL SECURITIES

The Registrant has prepared this Registration Statement in accordance with the requirements of Form S-8 under the Securities Act, to register 9,000,000 Common Shares, no par value of the Registrant issuable pursuant to the Ivanhoe Mines Ltd. Employees' and Directors' Incentive Plan. The Registrant previously registered 20,000,000 shares (Registration No. 333-113048) under the Employees' and Directors' Incentive Plan. Pursuant to General Instruction E to Form S-8, the contents of the prior registration statement relating to the Employees' and Directors' Incentive Plan are hereby incorporated by reference, except as otherwise updated or modified by this Registration Statement.

PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.           PLAN INFORMATION

                  The information required by Item 1 is included in documents sent or given to participants in the Ivanhoe Mines Ltd. Employees' and Directors' Equity Incentive Plan pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended.

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

                  The written statement required by Item 2 is included in documents sent or given to participants in the plan covered by this Registration Statement pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). The Registrant will provide to the participants of the plan a written statement advising them of the availability without charge, upon written or oral request, of the documents incorporated by reference herein, as required by Item 2 of Part I of Form S-8. The statement indicates the availability without charge, upon written or oral request, of other documents required to be delivered to employees pursuant to Rule 428(b). The statement includes the address (giving title or department) and telephone number to which the request is to be directed.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE

                  The following documents filed by the Registrant with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement:

             1. The Registrant's Annual Report on Form 40-F for the fiscal year ended December 31, 2004 filed on March 30, 2005;

             2. The description of the Common Shares as set forth in the Registrant's Registration Statement on Form 40-F filed on November 17, 2003 and amended on November 25, 2003, and any further amendment or report filed for the purposes of updating such description; and

             3. All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") since the end of the fiscal year covered by the Registrant document referred to in (1) above.

                  In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.           DESCRIPTION OF SECURITIES

                  The class of securities to be offered is registered under
Section 12 of the Exchange Act of 1934.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

                  The validity of the Common Shares to be offered hereunder has been passed upon for the Registrant by Lackowicz, Shier & Hoffman. As of the date hereof, any interest of counsel in the securities registered hereby is not substantial.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  The Registrant's By-Laws provide that no officer or director of the Registrant will be liable for (a) the acts, receipts, neglects or defaults of any other person, or for joining in any receipt or act for conformity, (b) any loss, damage or expense happening to the Registrant through the insufficiency or deficiency of title to any property acquired by, for, or on behalf of the Registrant, (c) the insufficiency or deficiency of any security in or upon which any moneys of the Registrant are invested, (d) any loss or damage arising from the bankruptcy, insolvency or wrongful act of any person with whom any money, security or other property of the Registrant is lodged or deposited, or (e) any other loss, damage or misfortune whatever which may arise out of the execution of the duties of a director or in relation thereto.

                  The Yukon Business Corporations Act provides that the Registrant may indemnify a person against costs, charges and expenses reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Registrant, other than in respect of an action brought by the Registrant itself, provided that the director or officer acted honestly and in good faith with a view to the best interests of the Registrant and in the case of a criminal or administrative action or proceeding that is enforced by monetary penalty, he had reasonable grounds for believing that his conduct was lawful. The Registrant may indemnify its directors and officers on the above-described basis in respect of actions brought by or on behalf of the Registrant with prior court approval.

                  In addition, the Registrant maintains directors' and officers' liability insurance coverage.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED

                  Not applicable.

ITEM 8.           EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------
4.1               Articles of Continuance and By-laws of Ivanhoe Mines Ltd.
                  (incorporated by reference to Exhibit 3.1 to Registrant's Form
                  40-F dated November 17, 2003)

4.2 Amendment to Articles of Ivanhoe Mines Ltd. dated June 10, 1996 (incorporated by reference to Exhibit 3.2 to Registrant's Form 40-F dated November 17, 2003)

4.3 Amendment to Articles of Ivanhoe Mines Ltd. dated June 27, 1997 (incorporated by reference to Exhibit 3.3 to Registrant's Form 40-F dated November 17, 2003)

4.4 Amendment to Articles of Ivanhoe Mines Ltd. dated June 16, 1999 (incorporated by reference to Exhibit 3.4 to Registrant's Form 40-F dated November 17, 2003)

4.5               Employees' and Directors' Equity Incentive Plan

5.1 Opinion of Lackowicz, Shier & Hoffman, counsel to the Registrant, regarding the legality of the securities being registered hereby

23.1 Consent of Lackowicz, Shier & Hoffman, counsel to the Registrant (included in Exhibit 5.1)

23.2              Consent of Deloitte & Touche LLP

24.1 Powers of Attorney (included on the signature pages to this registration statement)


ITEM 9.           UNDERTAKINGS

                  (a) The undersigned Registrant hereby undertakes:

                           (1) To file, during any period in which offers or
sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                           (2) That, for the purpose of determining any
liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                           (3) To remove from registration by means of a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

                           (4) To file a post-effective amendment to the
registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering;

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, on September 9, 2005.


                                         IVANHOE MINES LTD.


                                         By:  /s/ Beverly A. Bartlett
                                              ---------------------------
                                              Beverly A. Bartlett
                                              Corporate Secretary


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Pierre Masse and Beverly A. Bartlett as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities (until revoked in writing), to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and things requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated effective September 9, 2005.

    SIGNATURE                               TITLE
    ---------                               -----


/s/ Robert M. Friedland      Chairman and Director (Principal Executive
-------------------------    Officer)
Robert M. Friedland



/s/ R. Edward Flood           Deputy Chairman and Director
-------------------------
R. Edward Flood

    SIGNATURE                               TITLE
    ---------                               -----



/s/ David Huberman            Lead Director and Director
-------------------------
 David Huberman



/s/ Peter Meredith            Director and Chief Financial Officer
-------------------------
 Peter Meredith



 /s/ John Macken              Director, President and Chief Operating
-------------------------     Officer
   John Macken



 /s/ Markus Faber             Director
-------------------------
  Markus Faber



/s/ Robert Hanson             Director
-------------------------
  Robert Hanson



/s/ Kjeld Thygesen            Director
-------------------------
 Kjeld Thygesen



/s/ John Weatherall           Director
-------------------------
 John Weatherall



  /s/ John Bruk               Director
-------------------------
    John Bruk



/s/ Howard Balloch            Director
-------------------------
 Howard Balloch

    SIGNATURE                               TITLE
    ---------                               -----



  /s/ Pierre Masse            Treasurer and Vice President (Principal
-------------------------     Financial and Accounting Officer)
  Pierre Masse


         Pursuant to the requirements of Section 6(a) of the Securities Act, the undersigned has signed the Registration Statement solely in the capacity of the duly authorized representative of the Registrant in the United States on September 9, 2005.


                                        GLOBAL MINING MANAGEMENT (U.S.A.) INC.



                                        By:  /s/ Beverly A. Bartlett
                                             ---------------------------------
                                             Beverly A. Bartlett
                                             Director and Secretary

                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------
4.1           Articles of Continuance and By-laws of Ivanhoe Mines Ltd.
              (incorporated by reference to Exhibit 3.1 to Registrant's Form
              40-F dated November 17, 2003)

4.2 Amendment to Articles of Ivanhoe Mines Ltd. dated June 10, 1996 (incorporated by reference to Exhibit 3.2 to Registrant's Form 40-F dated November 17, 2003)

4.3 Amendment to Articles of Ivanhoe Mines Ltd. dated June 27, 1997 (incorporated by reference to Exhibit 3.3 to Registrant's Form 40-F dated November 17, 2003)

4.4 Amendment to Articles of Ivanhoe Mines Ltd. dated June 16, 1999 (incorporated by reference to Exhibit 3.4 to Registrant's Form 40-F dated November 17, 2003)

4.5           Employees' and Directors' Equity Incentive Plan

5.1 Opinion of Lackowicz, Shier & Hoffman, counsel to the Registrant, regarding the legality of the securities being registered hereby

23.1 Consent of Lackowicz, Shier & Hoffman, counsel to the Registrant (included in Exhibit 5.1)

23.2          Consent of Deloitte & Touche LLP

24.1 Powers of Attorney (included on the signature pages to this registration statement)